NOTE 4 - INVENTORY	12 Months Ended
Dec. 31, 2015
Inventory Disclosure [Abstract]
Inventory Disclosure [Text Block]
NOTE 4 -       INVENTORY

Inventory consisted of the following as of December 31:

	December 31,
Category	2015	2014

Finished goods	504,695	246,077
Obsolescence Allowance	(20,000)	-

Total Inventory	$484,695	$246,077

Total inventory at December 31, 2015 included hardware consisting of computer laptops, printers and ancillary parts, such as electronic components, connectors, adapters and cables, as well as the Company’s propriety VidTac product and its related components.  Generally, the Company procures hardware as a result of receiving a customer order.  The hardware is procured, delivered to the Company, prepared for installation and then transported by the Company to the customer site for installation.  The Company does not procure and inventory third party hardware for speculative selling.  Further, the various components of hardware are all considered finished goods because the individual items may be, and are, sold in a package, or on an individual basis, normally at the same pricing structure.

The approximate $239,000 increase in inventory between 2015 and 2014 is due principally to a $219,000 increase in VidTac-related inventory and $44,000 in finished inventory purchased for specific customer contracts to be installed in the first quarter of 2016.  The increase in VidTac-related inventory relates to a demand purchase order valued at $433,000 placed in December 2014 with the contract manufacturer for finished units to be delivered ratably in fiscal year 2015, beginning in May 2015.  This order was to cover forecasted demand for the product during the delivery period, as well as to accommodate the long-lead times required for procuring certain components from off-shore manufacturers.

With regards to the Company’s VidTac product, a manufacturing agreement was executed in 2012 with a single contract manufacturer and calls for the Company to periodically place a demand purchase order for a fixed number of finished units to be manufactured and delivered as finished goods.  The Company’s purchase orders placed with the contract manufacturer are non-cancellable; however, there are some relief provisions: (1) the Company may change the original requested delivery dates if the Company gives sufficient advance notice to the contract manufacturer; and (2) should the Company elect to cancel a purchase order in total or in part, it would be financially responsible for any materials that could not be returned by the contract manufacturer to its source suppliers.

When the VidTac product is recorded into Finished Goods, it consists of a kit consisting of four basic components.  It is inventoried as a single unit of inventory.  Should a single component fail or need to be replaced, the Company will take a kit and then inventory the components, still considered finished goods.  Should a component need to be repaired, it is returned to the contracted manufacturer for analysis and repair.  The repaired component is then shipped to the Company and inventoried as a finished goods component.